Exhibit 4



                          [FRONT OF STOCK CERTIFICATE]


                                   INDEPENDENT
                                    COMMUNITY
                                   BANKSHARES

                              MIDDLEBURG, VIRGINIA

                      INDEPENDENT COMMUNITY BANKSHARES INC.
                          COMMON STOCK, $5.00 PAR VALUE
           INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA


This is to Certify that                           is the owner of


                                                 fully paid and


non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated


/s/Jane P. Williams                               /s/Joseph L. Boling
------------------------------                    -----------------------------
       Secretary                                       Chairman and CEO

                           [BACK OF STOCK CERTIFICATE]

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  - as tenants in common             UNIF GIFT MIN ACT -          ..... Custodian .....
                                                                                  (Cust)        (Minor)
         TEN ENT  - as tenants by the entireties                          under Uniform Gifts to Minors

         JT TEN   - as joint tenants with right of
                    survivorship and not as tenants                       Act .........................
                    in common                                                         (State)

     Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

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              PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                           POSTAL ZIP CODE OF ASSIGNEE

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                                                                         Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------


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Attorney  to  transfer  the  said  shares  on  the  books  of the  within  named
Corporation with full power of substitution in the premises.

Dated,
      ----------------




                              --------------------------------------------------
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.